UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  October 7, 2005
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                            NEW FRONTIER ENERGY, INC.
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        Colorado                       0-50472                 84-1530098
        --------                       -------                 ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

                        P.O. Box 298 Littleton, CO 80160
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
             ------------------------------------------------------
               Registrant's telephone number, including area code:

                            5632 S. Spotswood Street
                              Littleton, CO 80120.
                              --------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 3.02     Unregistered Sales of Equity Securities.

     Effective October 7, 2005, the Company issued 3,073 shares of the Company's common stock at $2.00 per share to a consultant for accrued fees in the amount of $6,147. The Company also issued 2,250 shares of the Company's common stock at $2.00 per share to a company controlled by a director for accrued fees in the amount of $4,500. The shares were issued in reliance of exemptions from registration under Section 4(2) of the Securities Act.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  October 10, 2005     NEW FRONTIER ENERGY, INC.

                            By:      /s/ Paul G. Laird
                                 ---------------------------------------
                                     Paul G. Laird, President and
                                     Chief Executive Officer and Director

                                     NEW FRONTIER ENERGY, INC.

                            By:      /s/ Les Bates
                                 ----------------------------------------
                                     Treasurer, Chief Accounting  and
                                     Financial Officer, Secretary and Director






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